EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of July 1, 2003 (the "Agreement"), is entered into between Wachovia Bank, National Association (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2003, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $671,952,013 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $1,200,914,923 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place July 1, 2003, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i) 109.4702% of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $748,230, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C5 or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C5, or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C5, or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C5, as assignee, or in blank;

            (ix) an original or copy of (a) any Ground Lease or (b) any loan guaranty, indemnity, ground lessor estoppel, environmental insurance policy or Lease Enhancement Policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to a Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to a Mortgage Loan;

            (xiii) for any hospitality properties, copies of franchise agreements and comfort letters, if any, and the originals of any documents required to transfer or assign the comfort letters; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Co-Lender Agreement; provided that a copy of each mortgage note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.02(a) of the Pooling and Servicing Agreement.

            (e) All documents and records (except attorney-client privileged communications and internal correspondence and credit analysis of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases), (xii) and
(xiii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects, which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the related Mortgage Loan, regardless of the document involved no later than 2 years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If the Seller consents to such sale and voluntarily agrees to (a) repurchase such Defaulted Mortgage Loan or REO Property or (b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement). If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and subsequent to such sale, a court of competent jurisdiction determines that Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof including the costs related to contracting with the related Determination Party. If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            (h) With respect to the Mortgage Loan identified on the Mortgage Loan Schedule as loan number 3, if there is a default by the related Mortgagor under such Mortgage Loan and such default resulted from the failure of the tenant known as Presbyterian Hospital to execute that certain lease between the Mortgagor as landlord and Presbyterian Hospital as tenant for 205,000 square feet of space at the rental rate of $26.00 per square foot for a term ending in June 2021, then upon notice of such default from the Purchaser, the Seller shall repurchase such Mortgage Loan for the Purchase Price of such Mortgage Loan. For the avoidance of doubt, upon the execution of such lease, the repurchase obligation referenced in this Section 3(h) shall expire.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of association or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) A letter from the independent accounting firm of KPMG LLP or Ernst & Young LLP, as applicable, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement: "Summary of the Prospectus Supplement-The Parties-The Mortgage Loan Sellers," "Summary of the Prospectus Supplement-The Mortgage Loans," "Risk Factors-The Mortgage Loans," and "Description of the Mortgage Pool-General," "-Mortgage Loan History," "-Certain Terms and Conditions of the Mortgage Loans," "-Assessments of Property Condition," "Co-Lender Loans," "-Additional Mortgage Loan Information," "-Twenty Largest Mortgage Loans," "-The Mortgage Loan Sellers," "-Underwriting Standards," and "-Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iii" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses
(A) and (B) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans or the related Mortgaged Properties furnished to the Purchaser or the Underwriters by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and (z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The information described in clauses (I) through (IV) above is collectively referred to as the "Seller Information". The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-83930 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated June 12, 2003, as supplemented by the prospectus supplement dated June 24, 2003 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated June 12, 2003 relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated June 24, 2003, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B and Class C Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated June 24, 2003 and rendered by KPMG LLP or Ernst & Young LLP, as the case may be (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this
Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a Prospectus, Preliminary Prospectus Supplement and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to such Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum, the Preliminary Prospectus Supplement and the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP and Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 21. Repurchase of ED Loan. If the Purchaser or the Master Servicer notifies the Seller that the borrower under the ED Loan (as defined in the Pooling and Servicing Agreement) intends to defease the ED Loan prior to the second anniversary of the Startup Day (as defined in the Pooling and Servicing Agreement), the Seller shall promptly repurchase the ED Loan at the related Purchase Price not less than 10 days prior to the date scheduled for such defeasance in accordance with the directions of the Master Servicer. Upon the repurchase of the ED Loan pursuant to this Section 21, the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the ED Loan REMIC in accordance with the REMIC Provisions. The parties hereto understand and acknowledge that, in the event the Seller fails to purchase the ED Loan as required by the foregoing, the Master Servicer shall sell the ED Loan from the Trust Fund at the highest available price and shall effect a "qualified liquidation" of the ED Loan REMIC, within the meaning of Section 860F(a)(4) of the Code, as soon as reasonably practicable and, in any event, prior to the date of such early defeasance. In such event, the Seller shall indemnify the Trust against any amount by which the Purchase Price exceeds the proceeds received by the Trust with respect to such sale and liquidation of the ED Loan.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       WACHOVIA BANK, NATIONAL ASSOCIATION



                                       By:   /s/ Charles L. Culbreth
                                          ------------------------------------
                                          Name:  Charles L. Culbreth
                                          Title: Managing Director


                                       Address for Notices:


                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161




                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.



                                       By:   /s/ William J. Cohane
                                          ------------------------------------
                                          Name:  William J. Cohane
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). In the case of each Mortgage Loan secured by a hotel,
      (i) the personal property securing the Mortgage Loan is all personal property reasonably necessary to operate the hotel and (ii) the related Mortgage Loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first security interest in Mortgagor's related operating revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or "Baa3" (or the equivalent) from Moody's. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss will be applied either to
      (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or
      (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the Insurer has a claims paying ability rating from S&P of not less than "A-" (or the equivalent) or Moody's of not less than "A3" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the borrower to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain underwriting and legal requirements which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the borrower to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. None of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses, rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a) the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insured is in full force and effect;

      (d) such insurance has a term of at least 5 years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan number 3 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 8
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     Lloyd Center                       Each of these Mortgage Loans is
19    Shoppes of Parkland                cross-collateralized and
38    Hilton-Norfolk Airport             cross-defaulted with its related
139   Laurel Pointe Apartments           Companion Loan, which is not included
148   Timberlake Apartments              in the Mortgage Pool.  In addition,
                                         each Companion Loan is secured by the
                                         same Mortgaged Property and the same
                                         Mortgage Loan securing its related
                                         Mortgage Loan.
--------------------------------------------------------------------------------

Exceptions to Representation 11
-------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
67    Mini U Storage - Fairfax Station   The required engineering escrow for
                                         this Mortgaged Property is for an
                                         amount that is less than 125% of the
                                         estimated repair cost .
--------------------------------------------------------------------------------
90    Rite Aid - Las Vegas               No engineering assessments were
111   Fairbrook Senior Housing           performed on these Mortgaged
Apartments                               Properties.
139   Laurel Pointe Apartments
148   Timberlake Apartments
--------------------------------------------------------------------------------

Exceptions to Representation 13
-------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     Lloyd Center                       The  Mortgaged  Property  is covered by
                                         comprehensive     general     liability
                                         insurance  against  claims for personal
                                         and bodily  injury,  death or  property
                                         damage  occurring  on,  in or about the
                                         related   Mortgaged   Property   in  an
                                         amount customarily  required by prudent
                                         commercial  mortgage  lenders,  but not
                                         less  than  $300,000  with  no  general
                                         aggregate limit and $60,000,000  excess
                                         liability   coverage.    The   insurers
                                         endeavor to mail notice of  termination
                                         30 days prior to termination.
--------------------------------------------------------------------------------
3     673 First Avenue                   These Mortgaged Properties do not have
136   Rite Aid - Baltimore               insurance coverage for windstorm
                                         damage.
--------------------------------------------------------------------------------
80    Walgreens - Elgin                  There is no property or business
83    Walgreens - Colorado Springs       interruption insurance on these
89    Walgreens - Tropicana Avenue       Mortgaged Properties.  Walgreens
96    Walgreens - Omaha                  self-insures as permitted by the loan
103   Walgreens - Dickinson, TX          documents.
--------------------------------------------------------------------------------
90    Rite Aid - Las Vegas
107   Rite Aid - Colonie                 These Mortgage Loans require the
136   Rite Aid - Baltimore               tenant rather than the Mortgagor to
                                         provide insurance.
--------------------------------------------------------------------------------

Exception to Representation 22
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
111   Fairbrook Senior Housing           For  each  of  these  Mortgage   Loans,
Apartments                               there is  equity  participation  by the
139   Laurel Pointe Apartments           lender.
148   Timberlake Apartments
--------------------------------------------------------------------------------

Exception to Representation 23
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     Lloyd Center                       Subject to  satisfaction  of conditions
                                         specified  in the loan  documents,  the
                                         related   Mortgaged   Property   or   a
                                         controlling   equity  interest  in  the
                                         related  Mortgagor  can be  directly or
                                         indirectly  transferred  to a qualified
                                         transferee  (as  defined  in  the  loan
                                         documents)  without  the prior  written
                                         consent of the holder of the Mortgage.
--------------------------------------------------------------------------------
12    90 & 110 South Bedford Road        The Mortgage Loan for this property
                                         provides that, at all times, control
                                         and operations must be vested in the
                                         same individuals who control Mt. Kisco
                                         Medical Group (or another party
                                         acceptable to the lender) and all
                                         owners of Mt. Kisco Medical Group must
                                         be corresponding owners in the
                                         borrower.
--------------------------------------------------------------------------------
69    Bannockburn Mediplex Office        The Mortgage Loan for this property
      Building                           provides that member interests in the
                                         borrower are freely transferable so
                                         long as Jerry J. Jaeger remains at all
                                         times the sole manager of the borrower.
--------------------------------------------------------------------------------

110   Shockoe Place                      The Mortgage Loan for this property
                                         permits the transfer of certain member
                                         interests and the substitution or
                                         addition of certain members.
--------------------------------------------------------------------------------

111   Fairbrook Senior Housing           These Mortgage Loans permit the
      Apartments                         removal and replacement of the General
139   Laurel Pointe Apartments           Partner without the consent of the
148   Timberlake Apartments              lender.
--------------------------------------------------------------------------------

139   Laurel Pointe Apartments           These Mortgage Loans permit the
148   Timberlake Apartments              transfer of interests in the borrower,
                                         to an entity meeting FNMA DUS
                                         guidelines, without the consent of the
                                         lender.
--------------------------------------------------------------------------------

Exception to Representation 25
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
90    Rite Aid - Las Vegas               These Mortgaged Properties were not
107   Rite Aid - Colonie                 inspected by or on behalf of the
136   Rite Aid - Baltimore               originator or an affiliate during the
                                         12 month period prior to their
                                         origination date.
--------------------------------------------------------------------------------

Exception to Representation 29
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
8     Arrowhead Highlands Apartments     The requirement for a
                                         non-consolidation opinion was waived
                                         for this Mortgage Loan.
--------------------------------------------------------------------------------
14    Village on the Hill                The borrower for this Mortgage Loan is
                                         a two member limited liability
                                         company, but the ownership interest of
                                         one of the members is 0.00%, providing
                                         for no ownership or control interest
                                         in the borrower.  To the extent this
                                         structure is viewed as a single member
                                         limited liability company, the
                                         organizational documents do not
                                         provide that the borrower shall not
                                         dissolve or liquidate upon the
                                         bankruptcy, dissolution, liquidation
                                         or death of the controlling member.
                                         In addition, no opinion of counsel has
                                         been obtained regarding the continued
                                         existence of the borrower upon the
                                         bankruptcy, dissolution, liquidation
                                         or death of the controlling member.
--------------------------------------------------------------------------------
22    Archstone Southpointe              No opinion of counsel has been
                                         obtained for this Mortgaged Property
                                         regarding the continued existence of
                                         the borrower upon the bankruptcy,
                                         dissolution, liquidation or death of
                                         the member.
--------------------------------------------------------------------------------

51    Calder Commons                     The Single Purpose Entity requirements
                                         were waived for this Mortgaged
                                         Property.
--------------------------------------------------------------------------------

Exception to Representation 31
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------

7     16 West 61st Street                There is a personal injury claim
                                         against the borrower for this
                                         Mortgaged Property.  The plaintiff has
                                         filed a lawsuit and is seeking damages
                                         in the amount of $6 million.
--------------------------------------------------------------------------------

Exception to Representation 34
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     Lloyd Center                       These Mortgage Loans are
19    Shoppes of Parkland                cross-collateralized and
38    Hilton - Norfolk Airport           cross-defaulted with their related
139   Laurel Pointe Apartments           Companion Loans, which are not
148   Timberlake Apartments              included in the Mortgage Pool.  Each
                                         related Companion Loan is secured by
                                         the same Mortgaged Property pursuant to
                                         the same mortgage instrument.
--------------------------------------------------------------------------------
                                         This Mortgage Loan is
111   Fairbrook Senior Housing           cross-collateralized with subordinate
      Apartments                         debt on the Mortgaged Property, which
                                         is not included in the Mortgage Pool.
--------------------------------------------------------------------------------

Exception to Representation 40
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------

1     Lloyd Center                       There is no natural person guarantor
                                         for this loan generally or providing
                                         the fraud and/or intentional
                                         misrepresentation and environmental
                                         indemnity guarantees specifically.
--------------------------------------------------------------------------------
3     673 First Avenue                   The guarantor for each of these
5     Irongate Apartments                Mortgaged Properties is not a natural
7     16 West 61st Street                person.
12    90 & 110 South Bedford Road
14    Village on the Hill
22    Archstone Southpoint Apartments
35    Market Place Shopping Center
67    Mini U Storage - Fairfax Station
76    Springfield Self-Storage
94    Rancho Palomino Medical Center
121   Mini U Storage - Maple Shade
139   Laurel Pointe Apartments
--------------------------------------------------------------------------------

Exception to Representation 43

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------

107   Rite Aid - Colonie                 This Mortgage Loan permits defeasance
                                         earlier than two years following the
                                         Closing Date.
--------------------------------------------------------------------------------

Exception to Representation 46
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     Lloyd Center
19    Shoppes of Parkland                These Mortgaged Properties are
38    Hilton - Norfolk Airport           currently encumbered with additional
111   Fairbrooke Senior Housing          debt.
Apartments
148   Timberlake Apartments
--------------------------------------------------------------------------------

Exception to Representation 50
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     Lloyd Center                       The borrower is required to provide
                                         monthly rent roll and operating
                                         statements and audited annual
                                         financial statements.
--------------------------------------------------------------------------------
3     673 First Avenue                   The annual financial statements for
4     Hamilton House Apartments          these Mortgaged Properties are not
8     Arrowhead Highlands Apartments     required to be audited by an
                                         independent certified public
                                         accountant.
--------------------------------------------------------------------------------

Exception to Representation 51
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
140                                      Meadowbrook Mobile Home Park This
                                         Mortgaged Property has an on-site
                                         public well and septic facility and is
                                         served by a public electrical utility.
--------------------------------------------------------------------------------

Exception to Representation 53
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
3     673 First Avenue                   With respect to Representation 53(g),
                                         the amortization term of this Mortgage
                                         Loan ends in February 2030 and the
                                         Ground Lease expires in August 2037.

                                         With respect to Representation 53(h)
                                         the Mortgage Loan requires the lessor
                                         to enter into a new lease with the
                                         Mortgagee upon termination of the
                                         Ground Lease for a default or upon the
                                         rejection of the Ground Lease in
                                         bankruptcy, but not explicitly for "any
                                         reason".
--------------------------------------------------------------------------------

Mortgage Loan    Loan Group
    Number         Number                 Property Name                      Address                City            State
------------------------------------------------------------------------------------------------------------------------------
      1              1        Lloyd Center                          2201 Lloyd Center           Portland              OR
      2              1        One South Broad Street                One South Broad Street      Philadelphia          PA
      3              1        673 First Avenue                      673 First Avenue            New York              NY
      4              2        Hamilton House Apartments             1255 New Hampshire          Washington            DC
                                                                    Avenue, NW
      5              1        Irongate Apartments                   3301 Arena Boulevard        Sacramento            CA
      6              1        Columbiana Station Shopping Center    234, 238, 240, 242, 244,    Columbia              SC
                                                                    246, 301 Harbinson
                                                                    Boulevard and 1005,
                                                                    1007, 1009, 1110, 1120,
                                                                    1230, 1260 Bower Parkway
      7              1        16 West 61st Street                   16 West 61st Street         New York              NY
      8              2        Arrowhead Highlands Apartments        5901 West Behrend Drive     Glendale              AZ
      11             1        2175 K Street, N.W.                   2175 K Street, N.W.         Washington DC         DC

      12             1        90 & 110 South Bedford Road           90-110 South Bedford Road   Mount Kisco           NY
      14             1        Village on the Hill                   9 School Street             Framingham            MA
      18             1        College Grove Shopping Center         3412 College Avenue         San Diego             CA
      19             1        Shoppes of Parkland                   5901-5993 Hillsboro         Parkland              FL
                                                                    Boulevard and 7011-7171
                                                                    North State Road 7
      22             2        Archstone Southpoint Apartments       1800 Southpoint Crossing    Durham                NC
                                                                    Drive
      23             1        WOW - Chippewa & Hobart               Various                     Various               WI
     23.1                     WOW-Chippewa Falls                    2521 & 2621 Olson Drive     Chippewa Falls        WI
     23.2                     WOW-Hobart                            1120 O'Hare Boulevard       Hobart                WI
      24             1        Kearny Mesa Crossroads                3750 & 3760 Convoy Street   San Diego             CA
      26             2        Valley Stream Village I Apartments    110 Valley Stream Drive     Christiana            DE
      28             1        Gardens Towne Square                  4200 Northlake Boulevard    Palm Beach            FL
                                                                                                Gardens
      29             2        Forest Cove Apartments                2401 Repsdorph Road         Seabrook              TX
      30             1        Rio Vista Building                    8885 Rio San Diego Drive    San Diego             CA
      32             2        Bermuda Villas Apartments             7325 South West 82nd        Miami                 FL
                                                                    Street
      33             1        8989 Rio Vista Plaza                  8989 Rio San Diego Drive    San Diego             CA
      35             1        Market Place Shopping Center          1-26 Plaza Drive            Fairview Heights      IL
      37             1        Village Shoppes of Flowery Branch     5900 Spout Springs Road     Flowery Branch        GA
      38             1        Hilton Norfolk Airport                1500 North Military         Norfolk               VA
                                                                    Highway
      45             1        New Market                            267 Highway 421             Boone                 NC
      51             2        Calder Commons                        520 East Calder Way         State College         PA
      56             1        Lincoln Road Plaza                    825-845 Lincoln Road        Miami Beach           FL
      58             1        River Chase Office Center             4431 North Front Street     Harrisburg            PA
      67             1        Mini U Storage- Fairfax Station       10930 Clara Barton Drive    Fairfax Station       VA
      69             1        Bannockburn Mediplex Office Building  2151 Waukegan Road          Bannockburn           IL
      70             1        York Farm Estates                     1870 Baldwin Road           Yorktown Heights      NY
      72             1        2301 Glades                           2301 Glades Road            Boca Raton            FL
      75             2        Valley Stream Village II Apartments   110 Valley Stream Drive     Christiana            DE
      76             1        Springfield Self Storage              7711 Loisdale Road          Springfield           VA
      79             2        Miller Lake Apartments                5400-5500 Southwest 77th    Miami                 FL
                                                                    Court
      80             1        Walgreens - Elgin                     1700 Larkin Avenue          Elgin                 IL
      83             1        Walgreens - Colorado Springs          1730 Platte Avenue East     Colorado Springs      CO
      89             1        Walgreens - Tropicana Avenue          4905 West Tropicana         Las Vegas             NV
                                                                    Avenue
      90             1        Rite Aid - Las Vegas                  1815 East Flamingo Road     Las Vegas             NV
      91             2        Schooner Landing                      7100 Shoreline Drive        Stockton              CA
      92             1        Palm Valley Pavilions East            1375-1475 North             Goodyear              AZ
                                                                    Litchfield Road
      94             1        Rancho Palomino Medical Center        630 South Rancho Drive      Las Vegas             NV
      95             1        Randhurst Crossings Shopping Center   1 West Rand Road            Mount Prospect        IL
      96             1        Walgreens - Omaha                     8989 West Dodge Road        Omaha                 NE
     102             2        Wilson Acres Apartments               1806 East First Street      Greenville            NC
     103             1        Walgreens - Dickinson                 100 F.M. 646                Dickinson             TX
     105             1        1230 48th Avenue                      1230 48th Avenue            Menominee             MI
     107             1        Rite Aid - Colonie                    1863 Central Avenue         Colonie               NY
     108             1        Shurgard - Brandon                    1010 West Lumsden Road      Brandon               FL
     110             2        Shockoe Place                         1900 East Franklin Street   Richmond              VA
     111             2        Fairbrooke Senior Housing Apartments  700 West Bel Air Avenue     Aberdeen              MD
     112             2        La Playa Apartments                   1033-1053 2nd Street        Lafayette             CA
     116             1        Marshalls - Lodi                      2449 West Kettleman Lane    Lodi                  CA
     119             1        Shurgard - Oldsmar                    3657 Tampa Road             Oldsmar               FL
     121             1        Mini U Storage-Maple Shade            2481 Route 73 South         Maple Shade           NJ
     128             1        CVS - Shippensburg                    701 East King Street        Shippensburg          PA
     134             1        1407-1413 East Cary Street            1407-1413 East Cary         Richmond              VA
                                                                    Street
     135             1        La Posada Apartments                  241 Lafayette Circle        Layfayette            CA
     136             1        Rite Aid - Baltimore                  700 West Saratoga Street    Baltimore             MD

     139             2        Laurel Pointe Apartments              100 Laurel Pointe Circle    Salisbury             NC
     140             1        Meadowbrook Mobile Home Park          1331 West Danby Road        Newfield              NY
     141             2        Nob Hill Apartments                   500 McIntire Road           Charlottesville       VA

     148             2        Timberlake Apartments                 400 Timberlake View         Inman                 SC
                                                                    Circle


                                            Cut-Off Date
Mortgage Loan                               Loan Balance    Monthly P&I                Mortgage    Number of     Unit of
    Number       Zip Code       County           ($)        Payments ($)   Grace Days  Rate (%)      Units       Measure
---------------------------------------------------------------------------------------------------------------------------
      1            97232       Multnomah      69,922,221       393,946         0        5.4200     1,229,140     Sq. Ft.
      2            19107     Philadelphia     44,919,182       272,117         0        6.0800      464,420      Sq. Ft.
      3            10016       New York       35,000,000       218,498         0        5.6700      426,596      Sq. Ft.
      4            20036      District of     28,902,057       158,348         0        5.1500        304         Units
                               Columbia
      5            95834      Sacramento      27,000,000       158,423         0        5.8000        280         Units
      6            29212       Lexington      25,900,000        (IO)           0        4.0400      270,187      Sq. Ft.




      7            10023       New York       24,953,568       148,764         0        5.9300      112,080      Sq. Ft.
      8            85308       Maricopa       24,200,000       136,647         0        5.4500        336         Units
      11           20037      District of     18,250,000       108,949         0        5.9600      100,837      Sq. Ft.
                               Columbia
      12           10549      Westchester     17,965,895       106,074         0        5.8400      120,211      Sq. Ft.
      14           01701       Middlesex      17,000,000       96,204          0        5.4700        184         Units
      18           92115       San Diego      16,281,990       92,039          0        5.4500      193,912      Sq. Ft.
      19           33067        Broward       15,968,669       92,763          0        5.6900      145,652      Sq. Ft.


      22           27713        Durham        15,000,000       83,855          0        5.3600        288         Units

      23          Various       Various       14,971,010       87,536          0        5.7500      753,000      Sq. Ft.
     23.1          54729       Chippewa                                                             243,000      Sq. Ft.
     23.2          54115         Brown                                                              510,000      Sq. Ft.
      24           92111       San Diego      14,967,091       81,996          0        5.1600      126,756      Sq. Ft.
      26           19702      New Castle      14,220,416       80,196          0        5.4200        243         Units
      28           33410      Palm Beach      13,959,816       83,398          0        5.9400      153,067      Sq. Ft.

      29           77586        Harris        13,173,063       74,948          0        5.5000        277         Units
      30           92108       San Diego      12,971,419       70,983          0        5.1500      108,477      Sq. Ft.
      32           33143      Miami-Dade      11,986,107       65,893          0        5.2000        224         Units

      33           92108       San Diego      11,976,036       68,889          0        5.6000       78,167      Sq. Ft.
      35           62208      Saint Clair     10,777,961       61,321          0        5.5000      210,553      Sq. Ft.
      37           30542         Hall         10,527,461       60,623          0        5.6000       92,883      Sq. Ft.
      38           23502        Hampton       10,334,434       64,987          0        5.7300        249         Rooms

      45           28607        Watauga       8,090,587        44,378          0        5.1800      134,220      Sq. Ft.
      51           16801        Centre        7,234,558        40,260          0        5.3000         87         Units
      56           33139      Miami-Dade      6,974,213        41,924          0        5.9900       21,213      Sq. Ft.
      58           17110        Dauphin       6,786,771        39,553          0        5.7200       66,664      Sq. Ft.
      67           22039        Fairfax       6,055,668        37,535          0        5.5800        828         Units
      69           60015         Lake         6,000,000        35,483          0        5.6200       40,849      Sq. Ft.
      70           10598      Westchester     5,986,529        32,393          0        5.0500         77         Units
      72           33431      Palm Beach      5,625,000        33,472          0        5.9300       19,998      Sq. Ft.
      75           19702      New Castle      5,349,062        30,433          0        5.5000         81         Units
      76           22150        Fairfax       5,327,132        34,046          0        5.8700        583         Units
      79           33155      Miami-Dade      4,835,281        26,195          0        5.0500        108         Units

      80           60123         Kane         4,790,885        28,256          0        5.8300       14,490      Sq. Ft.
      83           80909        El Paso       4,655,116        29,836          0        5.9000       15,120      Sq. Ft.
      89           89103         Clark        4,095,918        24,582          0        6.0000       15,120      Sq. Ft.

      90           89119         Clark        4,074,729        30,738          0        6.9100       16,708      Sq. Ft.
      91           95219      San Joaquin     3,995,149        21,351          0        4.9500        114         Units
      92           85338       Maricopa       3,975,279        23,343          0        5.7500       35,188      Sq. Ft.

      94           89106         Clark        3,888,032        22,438          0        5.6200       29,306      Sq. Ft.
      95           60056         Cook         3,869,709        23,382          0        6.0000       17,207      Sq. Ft.
      96           68114        Douglas       3,778,860        22,721          0        6.0000       14,560      Sq. Ft.
     102           27858         Pitt         3,476,176        23,977          0        5.4500        146         Units
     103           77539       Galveston      3,426,246        19,475          0        5.5000       13,650      Sq. Ft.
     105           49858       Menominee      3,273,206        24,121          0        6.2500      220,631      Sq. Ft.
     107           12205        Albany        3,109,158        24,756          0        7.3500       11,180      Sq. Ft.
     108           33511     Hillsborough     3,096,620        17,640          0        5.5200        588         Units
     110           23223     Richmond City    3,047,339        18,322          0        6.0000         46         Units
     111           21001        Harford       2,844,409        23,984          10       9.3100        122         Units
     112           94549     Contra Costa     2,824,287        16,157          0        5.5500         43         Units
     116           95242      San Joaquin     2,638,944        18,985          0        6.0000       29,000      Sq. Ft.
     119           34677       Pinellas       2,347,437        13,373          0        5.5200        473         Units
     121           08052      Burlington      2,196,756        13,987          0        5.8600        429         Units
     128           17257      Cumberland      1,951,664        12,509          0        5.9000       10,880      Sq. Ft.
     134           23219     Richmond City    1,686,238         9,851          0        5.7500       23,613      Sq. Ft.

     135           94549     Contra Costa     1,666,629         9,535          0        5.5500         20         Units
     136           21201    Baltimore City    1,655,676       14,194.98        0        6.8500       11,180      Sq. Ft.
                                                             (steps) (2)
     139           39206         Rowan        1,607,068        12,585          15       8.6250        100         Units
     140           14867       Tompkins       1,599,407        11,786          0        6.2500        209         Pads
     141           22902    Charlottesville   1,596,735         9,085          0        5.5000         24         Units
                                 City
     148           29349      Spartanburg     1,391,141        10,951          10       8.6250         64         Units


                 Original Term    Remaining Term      Stated         Original                       Ground      Master
Mortgage Loan    to Maturity or   to Maturity or   Maturity Date    Amort Term    Remaining Amort   Lease      Servicing
    Number         ARD (Mos.)       ARD (Mos.)        or ARD          (Mos.)        Term (Mos.)      (Y/N)    Fee Rate (%)
-----------------------------------------------------------------------------------------------------------------------------
      1                120             119          11-Jun-2013        360              359            N         0.02000
      2                120             118          11-May-2013        360              358            N         0.02000
      3                120             115          11-Feb-2013        300              300            Y         0.02000
      4                120             117          11-Apr-2013        360              357            N         0.02000

      5                120             117          11-Apr-2013        360              360            N         0.02000
      6                84               83          11-Jun-2010        (IO)            (IO)            N         0.02000




      7                120             118          11-May-2013        360              358            N         0.02000
      8                120             117          11-Apr-2013        360              360            N         0.02000
      11               120             118          11-May-2013        360              360            N         0.02000

      12               120             118          11-May-2013        360              358            N         0.02000
      14               120             118          11-May-2013        360              360            N         0.02000
      18               120             119          11-Jun-2013        360              359            N         0.02000
      19               120             118          11-May-2013        360              358            N         0.02000


      22               120             117          11-Apr-2013        360              360            N         0.02000

      23               120             118          11-May-2013        360              358            N         0.02000
     23.1
     23.2
      24               84               82          11-May-2010        360              358            N         0.02000
      26               120             118          11-May-2013        360              358            N         0.02000
      28               120             117          11-Apr-2013        360              357            N         0.02000

      29               120             118          11-May-2013        360              358            N         0.02000
      30               84               82          11-May-2010        360              358            N         0.02000
      32               84               83          11-Jun-2010        360              359            N         0.02000

      33               120             118          11-May-2013        360              358            N         0.02000
      35               120             118          11-May-2013        360              358            N         0.02000
      37               120             117          11-Apr-2013        360              357            N         0.02000
      38               120             119          11-Jun-2013        300              299            N         0.02000

      45               120             119          11-Jun-2013        360              359            N         0.02000
      51               120             118          11-May-2013        360              358            N         0.02000
      56               120             116          11-Mar-2013        360              356            N         0.02000
      58               120             118          11-May-2013        360              358            N         0.02000
      67               120             119          11-Jun-2013        300              299            N         0.02000
      69               120             118          11-May-2013        336              336            N         0.02000
      70               120             118          11-May-2013        360              358            N         0.02000
      72               120             114          11-Jan-2013        360              360            N         0.02000
      75               120             118          11-May-2013        360              358            N         0.02000
      76               120             117          11-Apr-2013        300              297            N         0.02000
      79               84               81          11-Apr-2010        360              357            N         0.02000

      80               120             118          11-May-2013        360              358            N         0.02000
      83               120             117          11-Apr-2013        300              297            N         0.02000
      89               120             119          11-Jun-2013        360              359            N         0.02000

      90               297             251          15-Jun-2024        297              251            N         0.02000
      91               120             119          11-Jun-2013        360              359            N         0.02000
      92               120             114          11-Jan-2013        360              354            N         0.02000

      94               120             117          11-Apr-2013        360              357            N         0.02000
      95               120             112          11-Nov-2012        360              352            N         0.02000
      96               120             117          11-Apr-2013        360              357            N         0.02000
     102               120             117          11-Apr-2013        240              237            N         0.02000
     103               120             119          11-Jun-2013        360              359            N         0.02000
     105               120             116          11-Mar-2013        240              236            N         0.02000
     107               237             187          15-Feb-2019        291              241            N         0.02000
     108               120             119          11-Jun-2013        360              359            N         0.02000
     110               120             117          11-Apr-2013        360              357            N         0.02000
     111               311             278          1-Sep-2026         360              327            N         0.02000
     112               60               58          11-May-2008        360              358            N         0.02000
     116               120             118          11-May-2013        240              238            N         0.02000
     119               120             119          11-Jun-2013        360              359            N         0.02000
     121               120             119          11-Jun-2013        300              299            N         0.02000
     128               120             117          11-Apr-2013        300              297            N         0.02000
     134               120             119          11-Jun-2013        360              359            N         0.02000

     135               120             118          11-May-2013        360              358            N         0.02000
     136               235             187          15-Feb-2019        235              187            N         0.02000

     139               180             167          1-Jun-2017         360              347            N         0.02000
     140               120             116          11-Mar-2013        240              236            N         0.02000
     141               120             118          11-May-2013        360              358            N         0.02000

     148               216             197          1-Dec-2019         360              341            N         0.02000


Mortgage Loan      ARD Loans     Anticipated
    Number           (Y/N)      Repayment Date
---------------------------------------------
      1                Y          11-Jun-2013
      2                Y          11-May-2013
      3                N
      4                N

      5                N
      6                N




      7                N
      8                N
      11               N

      12               N
      14               N
      18               N
      19               N


      22               N

      23               N
     23.1
     23.2
      24               Y          11-May-2010
      26               N
      28               N

      29               N
      30               Y          11-May-2010
      32               N

      33               N
      35               N
      37               N
      38               N

      45               N
      51               Y          11-May-2013
      56               N
      58               N
      67               N
      69               N
      70               N
      72               N
      75               N
      76               N
      79               N

      80               N
      83               Y          11-Apr-2013
      89               Y          11-Jun-2013

      90               N
      91               N
      92               N

      94               N
      95               N
      96               Y          11-Apr-2013
     102               N
     103               Y          11-Jun-2013
     105               N
     107               N
     108               N
     110               N
     111               N
     112               N
     116               Y          11-May-2013
     119               N
     121               N
     128               Y          11-Apr-2013
     134               N

     135               N
     136               N

     139               N
     140               N
     141               N

     148               N




                                                                     Additional Interest                      Environmental
 Mortgage Loan Number     Loan Group Number       Property Name              Rate          Loan Originator      Insurance
--------------------------------------------------------------------------------------------------------------------------------
           1                      1           Lloyd Center          Greater of :  (i) the      Wachovia             N
                                                                    Regular Interest Rate
                                                                    plus 5% or (ii) the
                                                                    Treasury Rate plus 5%
           2                      1           One South Broad       Initial interest rate      Wachovia             N
                                              Street                +2%
           3                      1           673 First Avenue                                 Wachovia             N
           4                      2           Hamilton House                                   Wachovia             N
                                              Apartments
           5                      1           Irongate Apartments                              Wachovia             N
           6                      1           Columbiana Station                               Wachovia             N
                                              Shopping Center
           7                      1           16 West 61st Street                              Wachovia             N
           8                      2           Arrowhead Highlands                              Wachovia             N
                                              Apartments
          11                      1           2175 K Street, N.W.                              Wachovia             N
          12                      1           90 & 110 South                                   Wachovia             N
                                              Bedford Road
          14                      1           Village on the Hill                              Wachovia             N
          18                      1           College Grove                                    Wachovia             N
                                              Shopping Center
          19                      1           Shoppes of Parkland                              Wachovia             N
          22                      2           Archstone Southpoint                             Wachovia             N
                                              Apartments
          23                      1           WOW - Chippewa &                                 Wachovia             N
                                              Hobart
         23.1                                 WOW-Chippewa Falls                               Wachovia             N
         23.2                                 WOW-Hobart                                       Wachovia             N
          24                      1           Kearny Mesa           Greater Initial Rate       Wachovia             N
                                              Crossroads            plus 3% or Treasury
                                                                    plus 3%
          26                      2           Valley Stream                                    Wachovia             N
                                              Village I Apartments
          28                      1           Gardens Towne Square                             Wachovia             N
          29                      2           Forest Cove                                      Wachovia             N
                                              Apartments
          30                      1           Rio Vista Building    Greater Initial Rate       Wachovia             N
                                                                    plus 3% or Treasury
                                                                    plus 3%
          32                      2           Bermuda Villas                                   Wachovia             N
                                              Apartments
          33                      1           8989 Rio Vista Plaza                             Wachovia             N
          35                      1           Market Place                                     Wachovia             N
                                              Shopping Center
          37                      1           Village Shoppes of                               Wachovia             N
                                              Flowery Branch
          38                      1           Hilton Norfolk                                   Wachovia             N
                                              Airport
          45                      1           New Market                                       Wachovia             N
          51                      2           Calder Commons        Greater of Note Rate       Wachovia             N
                                                                    + 3% or Treasury
                                                                    Constant Maturity
                                                                    Yield Index + 3%
          56                      1           Lincoln Road Plaza                               Wachovia             N
          58                      1           River Chase Office                               Wachovia             N
                                              Center
          67                      1           Mini U Storage-                                  Wachovia             N
                                              Fairfax Station
          69                      1           Bannockburn Mediplex                             Wachovia             N
                                              Office Building
          70                      1           York Farm Estates                                Wachovia             N
          72                      1           2301 Glades                                      Wachovia             N
          75                      2           Valley Stream                                    Wachovia             N
                                              Village II Apartments
          76                      1           Springfield Self                                 Wachovia             N
                                              Storage
          79                      2           Miller Lake                                      Wachovia             N
                                              Apartments
          80                      1           Walgreens - Elgin                                Wachovia             N
          83                      1           Walgreens - Colorado  Greater of Initial         Wachovia             N
                                              Springs               Rate plus
                                                                    2.5% or
                                                                    Treasury
                                                                    Rate plus
                                                                    2.5%,
                                                                    subject to
                                                                    an annual
                                                                    increase of
                                                                    .25%.
          89                      1           Walgreens -           Greater of Initial         Wachovia             N
                                              Tropicana Avenue      Rate plus 2.5% or
                                                                    Treasury Rate plus
                               2.5%, subject to an
                               annual increase of 0.25%

          90                      1           Rite Aid - Las Vegas                             Wachovia             N
          91                      2           Schooner Landing                                 Wachovia             N
          92                      1           Palm Valley                                      Wachovia             N
                                              Pavilions East
          94                      1           Rancho Palomino                                  Wachovia             N
                                              Medical Center
          95                      1           Randhurst Crossings                              Wachovia             N
                                              Shopping Center
          96                      1           Walgreens - Omaha     Greater of Initial         Wachovia             N
                                                                    Rate plus 2.5% or
                                                                    Treasury Rate plus
                                                                    2.5%, subject to an
                                                                    annual increase of
                                                                    .25%.
          102                     2           Wilson Acres                                     Wachovia             N
                                              Apartments
          103                     1           Walgreens - Dickinson Greater of Initial         Wachovia             N
                                                                    Rate plus 2.0% or
                                                                    Treasury Rate plus
                                                                    2.0%, subject to an
                                                                    annual increase of
                                                                    0.25%
          105                     1           1230 48th Avenue                                 Wachovia             N
          107                     1           Rite Aid - Colonie                               Wachovia             N
          108                     1           Shurgard - Brandon                               Wachovia             N
          110                     2           Shockoe Place                                    Wachovia             N
          111                     2           Fairbrooke Senior                                Wachovia             N
                                              Housing Apartments
          112                     2           La Playa Apartments                              Wachovia             N
          116                     1           Marshalls - Lodi      Greater of Initial         Wachovia             N
                                                                    Rate plus 2.5% or
                                                                    Treasury Rate plus
                                                                    2.5%, subject to an
                                                                    annual increase of
                                                                    .25%
          119                     1           Shurgard - Oldsmar                               Wachovia             N
          121                     1           Mini U Storage-Maple                             Wachovia             N
                                              Shade
          128                     1           CVS - Shippensburg    Greater of Initial         Wachovia             N
                                                                    Rate plus 2.5% or
                                                                    Treasury Rate plus
                                                                    2.5%, subject to an
                                                                    annual increase of
                                                                    .25%
          134                     1           1407-1413 East Cary                              Wachovia             N
                                              Street
          135                     1           La Posada Apartments                             Wachovia             N
          136                     1           Rite Aid - Baltimore                             Wachovia             N
          139                     2           Laurel Pointe                                    Wachovia             N
                                              Apartments
          140                     1           Meadowbrook Mobile                               Wachovia             N
                                              Home Park
          141                     2           Nob Hill Apartments                              Wachovia             N
          148                     2           Timberlake Apartments                            Wachovia             N


                                 Cross
                             Collateralized
                               and Cross                                                                            Annual Deposit
                             Defaulted Loan                                     Interest Accrual                    to Replacement
 Mortgage Loan Number             Flag        Defeasance Loan   Secured by LC        Method           Lockbox           Reserve
-----------------------------------------------------------------------------------------------------------------------------------
           1                                         Y                             Actual/360          Day 1            120,000



           2                                         Y                             Actual/360        Springing          46,442

           3                                         Y                             Actual/360        Springing          79,313
           4                                         N                             Actual/360                           60,800

           5                                         Y                             Actual/360                           36,960
           6                                         N                               30/360

           7                                         Y                             Actual/360        Springing          22,416
           8                                 Defeasance or YM                      Actual/360                           67,200

          11                                 Defeasance or YM                      Actual/360        Springing          12,216
          12                                         Y                             Actual/360                           57,549

          14                                         Y                             Actual/360        Springing          52,808
          18                                         Y                             Actual/360                           18,137

          19                                         Y                             Actual/360                           14,565
          22                                         Y                             Actual/360

          23                                         Y                             Actual/360        Springing          37,650

         23.1
         23.2
          24                                         Y                             Actual/360        Springing          19,013


          26                                         Y                             Actual/360                           60,750

          28                                         Y                             Actual/360                           22,960
          29                                         N                             Actual/360                           55,400

          30                                         Y                             Actual/360        Springing          19,526


          32                                         Y                             Actual/360                           56,000

          33                                         Y                             Actual/360        Springing          17,742
          35                                         Y                             Actual/360                           46,309

          37                                         Y                             Actual/360                            9,289

          38                                         Y                             Actual/360                           400,000

          45                                         Y                             Actual/360                           34,897
          51                                         Y                             Actual/360        Springing          28,275



          56                                         Y                             Actual/360                            4,030
          58                                         Y                             Actual/360                            6,666

          67                                         Y                             Actual/360

          69                                         Y                             Actual/360        Springing           4,084

          70                                         Y                             Actual/360                           19,250
          72                                         Y                             Actual/360
          75                                         Y                             Actual/360                           20,250

          76                                         Y                             Actual/360

          79                                         Y                             Actual/360                           25,488

          80                                         Y                             Actual/360
          83                                         Y                             Actual/360        Springing









          89                                         Y                             Actual/360        Springing           1,361





          90                                         N                               30/360            Day 1
          91                                         Y                             Actual/360                           33,630
          92                                         Y                             Actual/360                            3,519

          94                                         Y                             Actual/360                            8,132

          95                                         Y                             Actual/360                            2,237

          96                                         Y                             Actual/360        Springing





          102                                        Y                             Actual/360                           36,500

          103                                        Y                             Actual/360        Springing





          105                                        Y                             Actual/360                           22,063
          107                                        Y                               30/360            Day 1             2,795
          108                                        Y                             Actual/360
          110                                        Y                             Actual/360                           11,500
          111                                        N                               30/360                             21,360

          112                  LaFayette             Y                             Actual/360                           13,932
          116                                        Y                             Actual/360        Springing           4,060





          119                                        Y                             Actual/360
          121                                        Y                             Actual/360

          128                                        Y                             Actual/360        Springing           1,088





          134                                        Y                             Actual/360                            5,250

          135                  LaFayette             Y                             Actual/360                            6,447
          136                                        N                               30/360            Day 1             2,795
          139                                        N                             Actual/360                           19,992

          140                                        Y                             Actual/360                           19,855

          141                                        Y                             Actual/360                            6,000
          148                                        N                               30/360                             12,800



                            Initial Deposit
                               to Capital
                              Improvements   Initial TI/LC    Ongoing TI/LC
 Mortgage Loan Number           Reserve          Escrow         Footnote
----------------------------------------------------------------------------
           1                                    532,797            (1)



           2                     23,438                            (1)

           3                                   3,000,000           (1)
           4                     11,750

           5
           6

           7
           8

          11                                    535,000            (1)
          12                     50,000

          14                     10,219
          18                     16,250                            (1)

          19                                                       (1)
          22                     4,000

          23                     4,825                             (1)

         23.1
         23.2
          24                     75,000                            (1)


          26                     5,625

          28                     6,625
          29                    280,938

          30                    350,000                            (1)


          32                     64,375

          33                                    169,078
          35                                                       (1)

          37

          38

          45                     16,125                            (1)
          51



          56
          58                                                       (1)

          67                     90,000

          69

          70
          72                                    125,000            (1)
          75

          76

          79                     24,688

          80
          83









          89                     2,284





          90
          91                     87,550
          92                                                       (1)

          94                     8,750           50,000            (1)

          95                                                       (1)

          96





          102                    28,704

          103





          105                    12,031                            (1)
          107
          108
          110                    7,313
          111

          112                    73,781
          116                                                      (1)





          119
          121

          128





          134                                                      (1)

          135                   125,500
          136
          139

          140                     313

          141
          148

(1) In addition to any such escrows funded at loan closing for potential TI/LC, these loans require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(2)   Refer to Annex A-6 in the Prospectus Supplement.